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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 12, 2000
        ---------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                WEBMD CORPORATION
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-24975                   94-3236644
------------------------------  --------------------------  --------------------
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
        ---------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
        ---------------------------------------------------------------
              (Registrant's telephone number, including area code)


                           Healtheon/WebMD Corporation
        ---------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

         On September 12, 2000, Healtheon/WebMD Corporation completed its previously announced acquisitions of Medical Manager Corporation, CareInsite, Inc. and OnHealth Network Company. On that date, Healtheon/WebMD Corporation also changed its name to "WebMD Corporation" and is referred to herein as WebMD or the Registrant.

         The acquisition of Medical Manager was accomplished pursuant to the terms of an Agreement and Plan of Merger dated as of February 13, 2000 between WebMD and Medical Manager, as amended as of June 18, 2000, providing for, among other things, the merger of Medical Manager with and into WebMD. Under this agreement, each outstanding share of Medical Manager common stock has been converted into 2.5 shares of common stock of WebMD. In addition, each outstanding option and warrant to acquire Medical Manager common stock outstanding immediately prior to the effective time of the merger has been converted into an option or warrant to purchase that number of shares of WebMD common stock into which the shares of Medical Manager common stock underlying the option or warrant would have been converted in the merger. The acquisition was structured as a tax-free reorganization and is being accounted as a purchase transaction.

         The acquisition of CareInsite was accomplished pursuant to an Agreement and Plan of Merger dated as of February 13, 2000 among WebMD, Avicenna Systems Corp., a wholly owned subsidiary of Medical Manager, and CareInsite, as amended as of June 18, 2000, providing for, among other things, the merger of CareInsite with and into Avicenna which, as a result of the Medical Manager merger, became a wholly-owned subsidiary of WebMD. Under this agreement, each outstanding share of CareInsite common stock, other than shares held by Avicenna, was converted into 1.3 shares of common stock of WebMD and each outstanding share of CareInsite Series A preferred stock has been converted into one share of WebMD Series B preferred stock, which has substantially identical terms to those of the CareInsite Series A preferred stock. In addition, each outstanding option and warrant to acquire CareInsite common stock outstanding immediately prior to the effective time of the merger has been converted into an option or warrant to purchase that number of shares of WebMD common stock into which the shares of CareInsite common stock underlying the option or warrant would have been converted in the merger. The acquisition was structured as a tax-free reorganization and is being accounted as a purchase transaction.

         The acquisition of OnHealth was accomplished pursuant to an Agreement and Plan of Merger dated as of February 15, 2000 among WebMD, Tech Acquisition Corporation, a wholly owned subsidiary of WebMD, and OnHealth, providing for, among other things, the merger of Tech Acquisition with and into OnHealth, with OnHealth surviving as a wholly owned subsidiary of WebMD. Under this agreement, each outstanding share of OnHealth common stock has been converted into 0.189435 shares of common stock of WebMD. In addition, each outstanding option and warrant to acquire OnHealth common stock outstanding immediately prior to the effective time of the merger has been converted into an option or warrant to purchase that number of shares of WebMD common stock into which the shares of OnHealth common stock underlying the option or warrant would have been converted in the merger. The acquisition was structured as a tax-free reorganization and is being accounted as a purchase transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION
         AND EXHIBITS

         (a)      Financial Statements Of Businesses Acquired


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                  Financial statements of the acquired companies are not
         required in the Current Report on Form 8-K as "substantially the same" financial statements were previously filed in the Registrant's Registration Statement on Form S-4 filed on June 19, 2000, as amended on August 1, 2000 (File No. 333-39592).

         (b)      Pro Forma Financial Information

                  Pro forma financial information is not required in the Current Report on Form 8-K as "substantially the same" information was previously filed in the Registrant's Registration Statement on Form S-4 filed on June 19, 2000, as amended on August 1, 2000 (File No. 333-39592).

         (c)      Exhibits

                  Exhibit Number             Description
                  --------------             -----------
                  3.1                        Tenth Amended and Restated Certificate of
                                             Incorporation of the Registrant, as amended,
                                             including Certificate of Designations of the Series A
                                             Payment-in-Kind Preferred Stock of the Registrant and
                                             Certificate of Designations of the Series B
                                             Convertible Redeemable Preferred Stock of the
                                             Registrant

                  3.2                        Amended and Restated Bylaws of the Registrant

                  99.1                       Press release dated September 12,
                                             2000, titled "WebMD Announces
                                             Completion of Medical Manager,
                                             CareInsite, and OnHealth Network
                                             Transactions"

                            [SIGNATURES ON NEXT PAGE]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                WEBMD CORPORATION



Dated: September 12, 2000       By: /s/ JACK D. DENNISON
                                    -------------------------------------------
                                    Jack D. Dennison
                                    Executive Vice President, General Counsel
                                    and Secretary


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                                INDEX TO EXHIBITS

Exhibit No.      Exhibit
-----------      -------
3.1              Tenth Amended and Restated Certificate of
                 Incorporation of the Registrant, as
                 amended, including Certificate of
                 Designations of the Series A
                 Payment-in-Kind Preferred Stock of the
                 Registrant and Certificate of
                 Designations of the Series B Convertible
                 Redeemable Preferred Stock of the
                 Registrant

3.2              Amended and Restated Bylaws of the Registrant

99.1             Press release dated September 12, 2000, titled
                 "WebMD Announces Completion of Medical Manager,
                 CareInsite, and OnHealth Network Transactions"

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